EVENTS AFTER THE REPORTING DATE	12 Months Ended
May 31, 2020
Disclosure of non-adjusting events after reporting period [Abstract]
EVENTS AFTER THE REPORTING DATE

15. EVENTS AFTER REPORTING DATE

Subsequent to May 31, 2020, the Company entered into the following arrangements:

a) Wharf Acquisition - acquired a net 1.0% NSR royalty on the operating Wharf mine from third parties for total consideration of $1.0 million in cash and 899,201 common shares. Wharf is owned by Coeur;

b) Secondary Offering - completed a public offering of 3,910,000 common shares of the Company previously held by Coeur, at a price of US$5.30 per common share for gross proceeds of US$20.7 million. The net proceeds of the Secondary Offering were paid directly to Coeur;

c) Kirkland Lake/Fosterville Acquisition - entered into an agreement with NuEnergy Gas Limited to acquire an existing 2.5% NSR royalty on the northern and southern portions of Kirkland Lake Gold Ltd.'s operating Fosterville mine for a total consideration of AUD$2.0 million in cash and 467,730 common shares. The transaction is expected to close in October 2020; and

d) Beedie Loan Amendment - completed an amendment of the convertible loan facility with Beedie whereby Beedie will convert $6.0 million of the $7.0 million initial advance, the Company will drawdown the remaining $5.0 million from the original loan facility and Beedie would make an additional $20.0 million available to the Company to fund future acquisitions. Following completion of the amendment, Beedie converted $6.0 million at $5.56 per share for a total of 1,079,136 shares and the Company drew down the remaining $5.0 million with a revised comversion price of $9.90 from the original loan facility. Following the conversion and the additional drawdown the Company has a total of $6.0 million outstanding and $20.0 million available under the amended loan facility.